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Security Federal Corporation
(Name of Registrant as Specified in Its Charter)

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June __, 2009

Dear Fellow Shareholder:

It is with great pleasure that I invite you to attend Security Federal Corporation’s annual meeting of shareholders, to be held on July 16, 2009 at Newberry Hall, located at 117 Newberry Street, SW, Aiken, South Carolina at 2:00 p.m., Eastern time.  This meeting will include management’s report to you on our financial and operating performance during the fiscal year ended March 31, 2009, as well as an update on the progress we’ve made in achieving our longer term corporate goals.

A critical aspect of the annual meeting is the shareholder vote on corporate business items.  I urge you to exercise your voting rights as a shareholder and participate.  All the materials you need to vote via the mail are enclosed in this package.  Please look them over carefully.  Then MARK, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions.

Your Board of Directors and management are committed to the continued success of Security Federal Corporation and to the enhancement of your investment.  As your Chairman, I want to express my appreciation for your confidence and support.

Sincerely,

T. Clifton Weeks
Chairman

SECURITY FEDERAL CORPORATION
P.O. Box 810
Aiken, South Carolina 29802
(803) 641-3000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on July 16, 2009

Notice is hereby given that the annual meeting of shareholders of Security Federal Corporation will be held at Newberry Hall, located at 117 Newberry Street, SW, Aiken, South Carolina, on July 16, 2009, at 2:00 p.m., Eastern time.  A proxy card and a proxy statement for the meeting are enclosed.

The meeting is for the purpose of considering and acting upon:

Proposal 1: The election of three directors of Security Federal Corporation
Proposal 2: Advisory approval of the compensation of our named executive officers

We will also consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.  As of the date of this notice, we are not aware of any other business to come before the meeting.

The Board of Directors has fixed the close of business on June 12, 2009 as the record date for the annual meeting.  This means that shareholders of record at the close of business on that date are entitled to receive notice of, and to vote at, the meeting and any adjournment thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited by the Board of Directors.  The proxy will not be used if you attend and vote at the annual meeting in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

A complete list of shareholders entitled to vote at the meeting is available for examination by any shareholder, for any purpose germane to the meeting, between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday, at the main office of Security Federal Corporation located at 238 Richland Avenue, NW, Aiken, South Carolina, from the date of this Proxy Statement through the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Robert E. Alexander
Secretary

Aiken, South Carolina
June __, 2009

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies in order to ensure a quorum at the meeting. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

PROXY STATEMENT

SECURITY FEDERAL CORPORATION
P.O. Box 810
Aiken, South Carolina 29802
(803) 641-3000

ANNUAL MEETING OF SHAREHOLDERS
July 16, 2009

The Board of Directors of Security Federal Corporation is using this Proxy Statement to solicit proxies from our shareholders for use at the annual meeting of shareholders.  We are first mailing this Proxy Statement and the enclosed form of proxy to our shareholders on or about June __, 2009.

The information provided in this Proxy Statement relates to Security Federal Corporation and its wholly-owned subsidiary, Security Federal Bank.  Security Federal Corporation may also be referred to as “Security Federal” and Security Federal Bank may also be referred to as the “Bank.”  References to “we,” “us” and “our” refer to Security Federal and, as the context requires, Security Federal Bank.

INFORMATION ABOUT THE ANNUAL MEETING

Our annual meeting will be held as follows:

Date:	Thursday, July 16, 2009
Time:	2:00 p.m., Eastern time
Place:	Newberry Hall, located at 117 Newberry Street, SW, Aiken, South Carolina

Matters to Be Considered at the Annual Meeting

            At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	The election of three directors of Security Federal Corporation for three-year terms
Proposal 2.	Advisory approval of the compensation of our named executive officers.

We also will transact any other business that may properly come before the annual meeting.  As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on July 16, 2009

Our Proxy Statement and Annual Report to Shareholders are available at www.securityfederalbank.com.  The following materials are available for review:

▪	Proxy Statement;

▪	proxy card; and

▪	Annual Report to Shareholders.

Directions to attend the annual meeting, where you may vote in person, can be found online at www.securityfederalbank.com.

Who is Entitled to Vote?

We have fixed the close of business on June 12, 2009 as the record date for shareholders entitled to notice of and to vote at our annual meeting.  Only holders of record of Security Federal’s common stock on that date are entitled to notice of and to vote at the annual meeting.  You are entitled to one vote for each share of Security Federal common stock you own.  On the record date, there were 2,459,595 shares of Security Federal common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials.  You are a shareholder of record if your shares of Security Federal common stock are held in your name.  If you are a beneficial owner of Security Federal common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of Security Federal common stock can only be voted if the shareholder is present in person or by proxy at the annual meeting.  To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting.  You can always change your vote at the meeting if you are a shareholder of record.

Voting instructions are included on your proxy card.  Shares of Security Federal common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares “FOR” the election of each of our director nominees and  “FOR” approval of the compensation of our named executive officers.  If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in street name by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If your common stock is held in street name, you will receive instructions from your broker that you must follow in order to have your shares voted.  Your broker may allow you to deliver your voting instructions via the telephone or the Internet.  Please see the instruction form that accompanies this Proxy Statement.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.

If your shares are held in street name and you wish to change your voting instructions after you have returned your voting instruction form to your broker, you must contact your broker.  If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of Security Federal common stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for more than 30 days or a new record date is set.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Security Federal common stock.  Accordingly, the three nominees for election as directors who receive the highest number of votes actually cast will be elected.  Pursuant to our Articles of Incorporation, shareholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from each nominee.  Votes that are withheld will have no effect on the outcome of the election because the nominee receiving the greatest number of votes will be elected.  Our Board of Directors unanimously recommends that you vote “FOR” the election of each of its director nominees.

Vote Required to Approve Proposal 2: Advisory Approval of Executive Compensation

The advisory vote to approve the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting.  Abstentions from voting on the proposal will have the same effect as a vote against the proposal.  Broker non-votes do not constitute votes cast and therefore will have no effect on approval of the proposal.  Our Board of Directors unanimously recommends that you vote “FOR” approval of the compensation of our named executive officers.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

▪	submitting a new proxy with a later date;

▪	notifying the Secretary of Security Federal in writing before the annual meeting that you have revoked your proxy; or

▪	voting in person at the annual meeting.

Any written notice revoking a proxy should be delivered to Robert E. Alexander, Secretary, Security Federal Corporation, 238 Richland Avenue, NW, Aiken, South Carolina 29801.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 12, 2009, the voting record date, information regarding share ownership of:

▪
those persons or entities (or groups of affiliated persons or entities) known by management to beneficially own more than five percent of Security Federal’s common stock, other than directors and executive officers;

▪	each director and director nominee of Security Federal;

▪	each Executive officer of Security Federal or the Bank named in the Summary Compensation Table appearing under "Executive Compensation" below (known as "named executive officers"); and

▪	all current directors and executive officers of Security Federal and the Bank as a group.

Persons and groups who beneficially own in excess of five percent of Security Federal’s common stock are required to file with the Securities and Exchange Commission (“SEC”), and provide a copy to us, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934.  To our knowledge, no other person or entity, other than those set forth below, beneficially owned more than five percent of the outstanding shares of Security Federal’s common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner of any shares of common stock if  he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person’s percentage ownership.  These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Name	Number of Shares Beneficially Owned (1)	Percent of Shares Outstanding

Beneficial Owners of More Than 5%
(Other Than Directors and Executive Officers)

Mr. and Mrs. Robert E. Scott, Sr.	225,110	9.15
4 Inverness West
Aiken, South Carolina 29803

Thomas W. Weeks (2)	197,316	8.02
3761 Dock Site Road
Edisto Island, South Carolina 29438

Directors

T. Clifton Weeks (3)	306,830	12.47
Gasper L. Toole, III (4)	105,600	4.29
Thomas L. Moore (5)	10,484	*
Robert E. Alexander (6)	8,400	*
William Clyburn (7)	5,514	*

Named Executive Officers**

Timothy W. Simmons (8)	175,095	7.11
J. Chris Verenes (9)	18,467	*
Roy G. Lindburg (10)	52,656	2.01
Frank M. Thomas, Jr. (11)	9,833	*

All directors and executive officers as a group (9 persons)
___________
* Less than one percent of shares outstandings.
** Each of the named executive officers is also a director of Security Federal.

(Footnotes continue on following page)

(1)
The amounts shown include the following amounts of common stock which the indicated individuals have the right to acquire within 60 days of the voting record date through the exercise of stock options granted pursuant to Security Federal’s stock option plans: Mr. Moore, 2,600 shares; Dr. Alexander, 2,600 shares; Mr. Thomas, 3,200 shares; Mr. Verenes, 9,000 shares; Mr. Lindburg, 3,200 shares; and all directors and executive officers as a group, 20,600 shares.

(2)	Thomas W. Weeks is the brother of Harry O. Weeks, Jr., a director emeritus of Security Federal. Includes 45,600 shares held by his wife.
(3)	Includes 295,878 shares held indirectly through a partnership.
(4)	Includes 27,200 shares held by his wife.
(5)	Includes 2,880 shares held by his wife.
(6)	Includes 3,000 shares held by his son.
(7)	Includes 4,464 shares held jointly with his wife.
(8)	Includes 68,646 shares held by his wife.
(9)	Includes 300 shares held jointly with his wife.
(10)	Includes 49,055 shares held in a trust.
(11)	Includes 1,680 shares held jointly with his wife.

PROPOSAL 1 - ELECTION OF DIRECTORS

Our Board of Directors consists of nine members and is divided into three classes.  One-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.  The table below sets forth information regarding each director of Security Federal and each nominee for director.  The Nominating Committee of the Board of Directors selects nominees for election as directors.  All of our nominees currently serve as directors of Security Federal and Security Federal Bank.  Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends a vote “FOR” the election of Timothy W. Simmons, T. Clifton Weeks and Roy G. Lindburg.

Name	Age (1)	Positions Held in Security Federal and the Bank	Director Since (2)	Term to Expire

NOMINEES

Timothy W. Simmons	63	President, Chief Executive Officer and Director of Security Federal, and Chairman of the Board and Chief Executive Officer of the Bank	1983	2012(3)

T. Clifton Weeks	82	Chairman of the Board of Security Federal and Director of the Bank	1958	2012(3)

Roy G. Lindburg	48	Chief Financial Officer and Director of Security Federal and the Bank	2005	2012(3)

CONTINUING DIRECTORS

Gasper L. Toole, III	83	Director and Vice Chairman of Security Federal and Director of the Bank	1958	2010

Thomas L. Moore	58	Director of Security Federal and the Bank	1990	2010

J. Chris Verenes	52	President of the Bank and Director of Security Federal and the Bank	2002	2010

(Table continues on following page)

Name	Age (1)	Positions Held in Security Federal and the Bank	Director Since (2)	Term to Expire

Robert E. Alexander	69	Secretary and Director of Security Federal and the Bank	1988	2011

William Clyburn	67	Director of Security Federal and the Bank	1993	2011

Frank M. Thomas, Jr.	62	Executive Vice President of the Bank and Director of Security Federal and the Bank	2008	2011
________
(1)	As of March 31, 2009
(2)	For years prior to 1988, includes service on the Board of Directors of the Bank.
(3)	Assuming election or re-election at the annual meeting.

Set forth below is the principal occupation of each nominee for director and each director continuing in office.  All nominees and directors have held their present positions for at least five years unless otherwise indicated.

Timothy W. Simmons has been President of Security Federal since 1987 and Chief Executive Officer since June 1994.  Mr. Simmons was elected President and Chief Operating Officer of the Bank in January 1987 and served in these capacities from March 1987 to December 2001.  In May 1988, Mr. Simmons became Chief Executive Officer of the Bank and in January 2002, he was elected Chairman of the Bank’s Board of Directors.

T. Clifton Weeks has been Chairman of the Board of Security Federal since July 1987 and was Chief Executive Officer from July 1987 until June 1994.  Mr. Weeks served as Chairman of the Board of the Bank from January 1987 until January 2002 and was Chief Executive Officer from 1987 until May 1988.  Prior thereto, he served as President and Managing Officer of the Bank beginning in 1958.

Roy G. Lindburg has been Chief Financial Officer of Security Federal and the Bank since January 1995.  He has been an Executive Vice President since January 2005.

Gasper L. Toole, III is a retired attorney and was of counsel to the law firm of Toole & Toole from March 1991 to December 2006.  Prior to that time, he was a partner in the firm.  He served as Vice President of Security Federal from July 1987 and of the Bank from August 1958 until December 2006.  He has been Vice Chairman of Security Federal since July 2006.  Mr. Toole has been a member of the Aiken County Higher Education Commission (University of South Carolina – Aiken) from 1965 to present, and its Chairman from 1986 until 2002.  He was a founding Trustee of Mead Hall Episcopal School and a member of the Board of Aiken Technical College from 1986 until 2002.

Thomas L. Moore is Executive Vice President of Community Financial Services Association of America, a national organization that promotes regulation of the payday advance industry and consumer protections, a position he has held since July 2007.  He is also President of Boiler Efficiency, Inc., a mechanical contracting company located in Clearwater, South Carolina, a position he has held since 1978.  He was a South Carolina Senator for 26 years, from 1981 until 2007.

J. Chris Verenes was elected President of the Bank effective January 26, 2004.  Prior to that, he held a variety of management positions with Washington Group International, an engineering and construction company that manages and operates major government sites throughout the United States for the Department of Energy.  He was Director of Planning and Administration from 2001 to January 2004, Chief of Staff during 2001, Director of Strategic Programs for the business unit from 2000 to 2001 and Deputy Manager of Business Development from 1996 to 2000.  Prior to his employment by Washington Group International, Mr. Verenes served as Controller for Riegel Textile Corporation, as Director of Control Data and Business and Technology Center, and as Executive Director of the South Carolina Democratic Party.

Robert E. Alexander is the Chancellor Emeritus of the University of South Carolina – Aiken after having served as Chancellor from 1983 to June 2000.  Dr. Alexander is past chair and current member of the Board of Governors as well as the Patient Safety Committee of Aiken Regional Medical Centers, a wholly-owned subsidiary of Universal  Health Services.  He serves on the Board of Directors of the Child Advocacy Center of Aiken, an organization that provides emergency intervention, forensic exams and counseling to children in abusive situations.  He is Chair of the Personnel Committee of St. Thaddeus Episcopal Church.  He has recently served as a member of the following boards: The Bishop Gravatt Episcopal Retreat Center, The Aiken Preparatory School and The Lambda Chi Alpha National Fraternity Indianapolis, Indiana.  In addition Dr. Alexander regularly serves as a consultant for architectural firms on a national and a regional basis in the fields of higher education and health care facilities.

William Clyburn is retired.  Prior to his retirement in March 2005, he was employed as an Advisor for Community Alliances with Westinghouse Savannah River Company, a United States Department of Energy contractor located in Aiken, South Carolina, since September 1994.  He previously served as an Administrative Law Judge with the South Carolina Workers Compensation Commission from July 1986 to June 1994.  Mr. Clyburn serves in the South Carolina House of Representatives.

Frank M. Thomas, Jr. is an Executive Vice President of the Bank.  He began his career with the Bank in 1994 as a Business Development Officer and has served in positions of increasing responsibilities in his 15 years with the Bank.  His most recent positions have included Senior Vice President of Commercial Lending and Senior Vice President and Aiken Area Executive of the Bank.  Mr. Thomas is active in the Aiken community and serves as a Board Member and Treasurer for the Greater Aiken Chamber of Commerce, Board Member and Treasurer for the University of South Carolina at Aiken Partnership Board, Board Member and Co-Chairman for the Aiken Downtown Development Association, and Board Member for the Free Medical Clinic of Aiken County.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE MATTERS

Board of Directors

The Boards of Directors of Security Federal and the Bank conduct their business through Board and committee meetings.  During the fiscal year ended March 31, 2009, the Security Federal Board of Directors held 12 regular meetings.  The Board of Directors of the Bank generally meets on a monthly basis and during the fiscal year ended March 31, 2009, met 12 times.  No director attended fewer than 75% of the total meetings of the Boards and committees on which he served during this period, except for Director Weeks, who was excused due to previous committments.

Committees and Committee Charters

Security Federal’s Board of Directors has standing Executive, Audit, Compensation, Proxy and Nominating Committees. The Bank’s Board of Directors has standing Executive, Audit, Compensation, Loan and Review Committees.  Security Federal’s Audit and Nominating Committees have adopted written charters and copies of these charters are available on our website at www.securityfederalbank.com.

Committees of the Security Federal Board of Directors

The Executive Committee, comprised of Directors T. Clifton Weeks (Chairman), Toole, Alexander, Simmons, Verenes and Lindburg meets on an as needed basis to handle matters arising between Board meetings.  This Committee met four times during the fiscal year ended March 31, 2009.

The Audit Committee, comprised of Directors Moore (Chairman), Clyburn and Alexander, assists the Board in fulfilling its oversight responsibilities.  This Committee is responsible for reviewing our annual audited financial statements and any financial statements submitted to the public, appointment of the independent auditor and monitoring the independence and performance of our independent auditor and internal auditing department.  The Board of Directors has determined that there is no “audit committee financial expert,” as defined by the SEC; however, the Board believes that the current members of the Audit Committee are qualified to serve based on their collective experience and background.  Each member of the Audit Committee is “independent,” as defined under the rules of The Nasdaq Stock Market LLC (“Nasdaq”).  Although Security Federal’s common stock is not listed on Nasdaq, it has chosen to apply Nasdaq’s definition of independence, as permitted by the SEC.  This Committee met twelve times during the fiscal year ended March 31, 2009.

The Compensation Committee, which also serves as the Stock Option Committee, is comprised of Directors T. Clifton Weeks (Chairman), Toole and Alexander.  This Committee meets on an as needed basis and makes recommendations to the Board regarding annual contributions to certain benefit plans and salaries for officers and employees.  Each member of the Committee is “independent,” as defined by Nasdaq, with the exception of Mr. Weeks.  This Committee also determines certain minor administrative matters related to certain employee benefit plans.  This Committee met four times during the fiscal year ended March 31, 2009.

The Proxy Committee, which is composed of the entire Board of Directors, is responsible for voting the proxies of Security Federal’s shareholders.  The Committee met once during the fiscal year ended March 31, 2009.

The Nominating Committee, consisting of Directors Alexander (Chairman), Toole and T. Clifton Weeks, was formed to ensure that we maintain the highest standards and best practices in all critical areas relating to the management of our business.  This Committee also selects nominees for the election of directors and develops a list of nominees for board vacancies.  Each member of the Committee is “independent,” as defined by Nasdaq, with the exception of Mr. Weeks.  The Committee met twice during the fiscal year ended March 31, 2009.

Only those nominations made by the Committee or properly presented by shareholders will be voted upon at the meeting.  In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Bank’s market area.  Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes.  In searching for qualified director candidates to fill vacancies in the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates.  Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates.  The Committee would then consider the potential pool of director candidates, select the candidate the Committee believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of Security Federal.  The Committee will consider director candidates recommended by Security Federal’s shareholders.  If a shareholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of Security Federal’s Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.  For a description of the proper procedure for shareholder nominations, see “Shareholder Proposals and Nominations” in this Proxy Statement.

Committees of the Security Federal Bank Board of Directors

The Executive Committee is composed of Directors Simmons (Chairman), T. Clifton Weeks, Toole, Alexander, Verenes and Lindburg.  To the extent authorized by the Board of Directors and by the Bank’s Bylaws, this Committee exercises all of the authority of the Board of Directors between Board meetings and formulates recommendations for presentation to the full Board.  All actions of this Committee are reviewed and ratified by the entire Board.  The Executive Committee met eighteen times during the fiscal year ended March 31, 2009.

The Loan Committee is composed of Directors Verenes (Chairman), T. Clifton Weeks, Toole, Alexander, Simmons and Lindburg.  The Loan Committee is responsible for and oversees the Bank’s loan activities.  All actions of this Committee are reviewed and ratified by the entire Board.  This Committee met thirty-eight times during the fiscal year ended March 31, 2009.

The Audit Committee reviews audit reports, reevaluates audit performance and handles relations with the Bank’s independent auditor to ensure effective compliance with regulatory and internal policies and procedures.  This Committee is comprised of Directors Moore (Chairman), Clyburn and Alexander.  The Audit Committee met twelve times during the fiscal year ended March 31, 2009.

The Compensation Committee makes recommendations to the Board regarding the amount of the Bank’s annual contribution to certain benefit plans and salaries for the Bank’s officers and employees.  This Committee also determines certain minor administrative matters related to certain employee plans.  The Compensation Committee is comprised of

Directors T. Clifton Weeks (Chairman), Toole and Alexander.  This Committee met five times during the fiscal year ended March 31, 2009.

The Trust Committee consists of Directors Toole (Chairman), T. Clifton Weeks, Alexander, Simmons, Verenes, Lindburg and Thomas.  This Committee reviews and approves activities of Security Federal Trust, Inc., a subsidiary of the Bank.  This Committee met twenty-two times during the fiscal year ended March 31, 2009.

The Investment Committee consists of Directors Toole (Chairman), T. Clifton Weeks, Alexander, Simmons, Verenes, Lindburg and Thomas.  This Committee reviews and approves activities of Security Federal Investments, Inc., a subsidiary of the Bank.  This Committee met twice during the fiscal year ended March 31, 2009.

Corporate Governance

We are committed to establishing and maintaining high standards of corporate governance.  The Board of Directors is cognizant of its responsibility to comply with the provisions contained in the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC adopted thereunder.  The Board and its committees will continue to evaluate and improve our corporate governance principles and policies as necessary and as required.

Code of Ethics.  The Board of Directors has adopted a written Code of Ethics for Principal Executive Officers and Senior Financial Officers, and requires individuals to maintain the highest standards of professional conduct.  The Code of Ethics is available on our website at www.securityfederalbank.com.

Communication with the Board of Directors.  The Board of Directors maintains a process for shareholders to communicate with the Board of Directors.  Shareholders wishing to communicate with the Board of Directors should send any communication to the Secretary, Security Federal Corporation, P.O. Box 810, Aiken, South Carolina 29802.  Any communication must state the number of shares beneficially owned by the shareholder making the communication.  The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action.

Annual Meeting Attendance by Directors.  We do not have a policy regarding Board member attendance at annual meetings of shareholders.  All members of the Board of Directors attended the 2008 annual meeting of shareholders.

Director Independence.  Although our common stock is not listed on Nasdaq, we have chosen to apply Nasdaq’s definition of “independence,” as permitted by the SEC.  Gasper L. Toole, III, Thomas L. Moore, Robert E. Alexander and William Clyburn are all independent.  Timothy W. Simmons, J. Chris Verenes, Roy G. Lindburg and Frank M. Thomas, Jr. are executive officers of Security Federal and accordingly, are not independent.  T. Clifton Weeks is the father-in-law of Timothy W. Simmons and is therefore not independent.

Related Party Transactions.  Applicable law and regulations require that all loans or extensions of credit to executive officers and directors must be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all employees and does not give preference to any insider over any other employee) and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank has adopted a policy to this effect.  At March 31, 2009, loans to all employees, officers and directors of the Bank totalled approximately $7.2 million, or 10.8% of Security Federal’s total shareholders’ equity.  These loans (1) were made in the ordinary course of business, (2) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank’s other customers and (3) did not involve more than the normal risk of collectibility or present other unfavorable features when made, other than those made under the Bank’s employee loan program, which is discussed below.  All loans to directors and executive officers are required to be reviewed by the Chief Executive Officer and the Loan Committee and reported to the Board.  Loans and aggregate loans of $500,000 or greater are reviewed and approved by the Bank’s Board of Directors, pursuant to Regulation O of the Federal Reserve Board.  All loan approval and review procedures are governed by written policies.

The Bank also offers an employee loan program to all employees to assist employees with loans for a variety of personal, family or household credit needs, or for the purchase, construction or refinancing of a home which is the employee’s primary residence.  All loans offered to employees are closed on the same terms as those available to members of the general public.  Following closing, the terms of employee loans are modified to reflect the preferential interest rate.  Existing loans may be modified to conform to the terms of the employee loan program.  The employee loan rates are modified on January 1 of each year to reflect the Bank’s cost of funds.  If an employee terminates employment at the Bank, the interest rate on the loan reverts to the original rate for the general public.  The table below provides information regarding our directors and executive officers who had indebtedness and principal payable thereon that exceeded $120,000 during the year ended March 31, 2009.

Name	Type of Loan	Amount Involved in the Transaction ($)(1)	Amount Outstanding as of March 31, 2009 ($)	Principal Paid During the Year Ended March 31, 2009 ($)	Interest Paid During the Year Ended March 31, 2009 ($)	Interest Rate (%)

William Clyburn	Fixed Rate Mortgage	88,334	84,695	3,639	6,615	7.625
	Equity Line of Credit	29,162	29,068	--	563	3.250
	Adjustable Rate Mortgage	80,000	79,816	184	1,813	7.375

Roy G. Lindburg	Adjustable Rate Mortgage	77,533	71,565	5,968	3,996	4.500
	Equity Line of Credit	98,779	93,657	15,000	4,527	3.250

Thomas L. Moore	Adjustable Rate Mortgage	597,990	589,743	8,248	33,191	4.750
	Equity Line of Credit	87,619	87,436	--	40,039	3.250
	Equity Line of Credit	75,628	75,543	--	4,611	5.500

J. Chris Verenes	Residential Land Loan	122,657	115,908	6,750	6,367	6.000
__________
(1) Consists of the largest aggregate amount of principal outstanding during the year ended March 31, 2009.

DIRECTORS' COMPENSATION

The following table shows the compensation paid to our directors for the fiscal year ended March 31, 2009, except for those who are our named executive officers.  Compensation for Directors Timothy W. Simmons, J. Chris Verenes, Roy G. Lindburg and Frank M. Thomas, Jr., who are the named executive officers of Security Federal, is included in the section below entitled “Executive Compensation.”  The non-employee directors do not have any unvested stock or option awards, nor do they have any non-equity incentive plan compensation, change in pension value or non-qualified deferred compensation earnings; therefore, these columns have been omitted from the table below.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)

T. Clifton Weeks	74,666	--	74,666
Gasper L. Toole, III	43,480	--	43,480
Thomas L. Moore	33,020	350 (1)	33,020
Robert E. Alexander	48,712	--	48,712
William Clyburn	30,064	--	30,064
________
(1)	Received for services on the North Augusta area and Midland Valley area advisory boards. These committees consist of local business people who meet monthly to advise the Bank on how it can better serve the community.

            Security Federal does not compensate the members of its Board of Directors for service on the Board or committees.   The Chairman of the Board receives an annual fee of $29,300.  The directors of the Bank receive fees of $1,683 per month.   Members of the Bank’s Executive Committee receive $1,700 per month for membership on this Committee, with the exception of Messrs. Simmons, Verenes and Lindburg, who do not receive a fee for service on this Committee.  Members of the Audit Committee receive $899 per meeting attended and the Chairman of the Audit

Committee also receives $224 per month.  Members of the Trust and Investments Committees receive $335 per month.  No fee is paid for service on the Bank’s Compensation or Loan Committees.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information regarding compensation earned during the fiscal years ended March 31, 2009 and 2008 for our named executive officers: (1) Timothy W. Simmons, our principal executive officer; and (2) our three other most highly compensated executive officers, who are J. Chris Verenes, Roy G. Lindburg, and Frank M. Thomas, Jr. The named executive officers did not receive any bonuses, stock awards or non-equity incentive plan compensation in the years reported; therefore, these columns have been omitted from the table below.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings ($)(2)	All Other Compen- sation ($)(3)	Total ($)

Timothy W. Simmons	2009	232,200	--	100,172	28,708	361,080
President, Chief Executive Officer and	2008	224,458	--	87,768	25,957	338,183
Director of Security Federal and
Chairman of the Board and Chief
Executive Officer of the Bank

J. Chris Verenes	2009	193,900	--	17,471	27,597	238,968
President of the Bank and Director of	2008	187,473	358	15,632	26,149	229,612
Security Federal and the Bank

Roy G. Lindburg	2009	161,000	--	10,059	27,431	198,490
Treasurer, Chief Financial Officer and	2008	155,669	358	9,011	25,257	190,295
Director of Security Federal and the Bank

Frank M. Thomas, Jr.	2009	157,318	--	56,554	18,792	232,664
Executive Vice President of the Bank
and Director of Security Federal and
the Bank
_____________
(1)	Represents the dollar amount of expense recognized for financial reporting purposes for outstanding awards, calculated pursuant to the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment" ("FAS 123R"). For a discussion of valuation assumptions, see Note ___ of the Notes to Consolidated Financial Statements in Security Federal's Annual Report on Form 10-K for the year ended March 31, 2009.
(2)	Represents the increase of each officer's accumulated benefit under his salary continuation agreement.
(3)	Please see the table below for more information on the other compensation paid to our executive officers in the fiscal year ended March 31, 2009.

            The following table sets forth details of “All other compensation,” as presented above in the Summary Compensation Table.

Name	Directors’ Fees ($)	401(k) Plan Contribution ($)	Life Insurance Premium ($)	Country Club Dues ($)	Total ($)

Timothy W. Simmons	19,600	8,882	226	--	28,708
J. Chris Verenes	19,600	6,765	192	1,040	27,597
Roy G. Lindburg	19,600	6,166	226	1,439	27,431
Frank M. Thomas, Jr.	11,433	6,056	226	1,077	18,792

                Change in Control Agreements.  We have entered into agreements that could provide for payments to Messrs. Simmons, Verenes, Lindburg and Thomas following a change in control.  If (1) a change in control, followed by a change in duties or salary, occurs during the term of the agreement, but before the executive reaches age 65 (age 72 for Mr. Simmons), and the executive resigns, or (2) the executive’s employment is terminated, other than for cause, at any time following a change in control but before the executive reaches age 65 (age 72 for Mr. Simmons), then payments are due.  Following either of these occurrences, the executive shall be paid in monthly installments for 12 consecutive months (36 for Mr. Simmons), or such lesser period until the executive reaches age 65 (age 72 for Mr. Simmons), an amount equal to 120% of the executive’s base salary at the time of the change in control.  A change in duties or salary is defined as having occurred if: (a) the executive’s duties and responsibilities following a change in control change in a way that results in the assignment of duties and responsibilities inferior to those at the time of the change in control; (b) the executive’s rate of annual salary is reduced from the rate in effect at the time of the change in control; or (c) the executive’s office is moved to a place more than 25 miles from Security Federal’s principal office in Aiken, South Carolina.

Each agreement has a term of one year, and may be extended for an additional year upon approval by the Board of Directors following a formal performance evaluation of the executive by the disinterested members of the Board of Directors.  The agreements contain a provision requiring reduction of any payments that would be deemed to constitute an excess parachute payment under Section 280G of the Internal Revenue Code.

Salary Continuation Agreements.  We entered into salary continuation agreements with Messrs. Simmons, Verenes, Lindburg and Thomas, effective May 16, 2006.  The agreements provide an annual supplemental retirement benefit which begins on the last day of the year in which the executive attains age 65, or upon executive’s separation from service, if later.  The benefit equals 20% percent of the executive’s final pay, payable in monthly installments over 15 years.  An executive’s final pay is the highest of his annual base salary over the five year period ending with the year he separates from service.

            The agreements also provide an early termination benefit if the executive terminates employment with the Bank prior to his attaining age 65.  The early termination benefit is an annual benefit based on the executive’s vested accrued balance under the agreement, determined when he separates from service from the Bank, adjusted monthly by an interest factor until the executive’s attainment of age 65.  The rate at which the executive vests in his early termination benefit is set forth in his agreement, with the vesting rate ranging from between 10 percent per year to 25 percent per year, depending on the executive.  As of March 31, 2009, Mr. Simmons was 75% vested, Mr. Thomas was 50% vested, while Messrs. Verenes and Lindburg were 30% vested.  The early termination benefit is payable in monthly installments over 15 years, commencing on the first day of the month after the executive attains age 65.  During the payout period, the remaining accrued balance will be credited monthly by an interest factor.  The agreements also provide a disability termination benefit if the executive terminates employment with the Bank on account of disability prior to his attaining age 65.  The disability termination benefit is the same as the early termination benefit, except that the executive becomes 100 percent vested in his benefit upon his disability while actively employed.

In the event of a change in control, followed by a separation from service, the executive will receive an annual change in control benefit equal to 20 percent of the executive’s projected final pay.  An executive’s projected final pay is his final pay, as defined above, adjusted at a rate of 4 percent per year until the executive attains age 65.  The annual change in control benefit will be paid in monthly installments over 15 years, commencing on the first day of the month after the executive attains age 65.

Nondistributed benefits will be forfeited if within 24 months of the executive’s termination of employment the executive violates the noncompetition, nondisclosure or nonsolicitation provisions described in the agreement.  This forfeiture provision does not apply if there is a change in control.

            If the executive dies while in the active service of the Bank but before he attains age 65, his beneficiary will receive a lump sum benefit based on the executive’s accrued balance that is paid within 60 days of his death.  If the executive dies after his benefit has commenced, the remaining benefits will be paid to the executive’s beneficiaries at the same time and the same amounts they would have been paid to the executive.  If the executive dies after he has become entitled to a benefit, but before the benefit commences, the benefit will commence to be paid to his beneficiaries within 30 days following the date the Bank or its successor receives a copy of the executive’s death certificate.  In addition to the death benefit described above, the executive will receive under a split dollar agreement an additional death benefit, equal to 50 percent of the “net death proceeds.”  The net death proceeds is the death benefit received by the Bank under a life insurance policy taken out on the life of the executive, reduced by the greater of the cash surrender value of the policy or the aggregate premiums paid by the Bank on the policy.

In the event an executive becomes disabled, he is entitled to his accrued account balance.  That amount, plus interest until age 65, would be paid to the executive upon reaching age 65 over a 15-year period.

            Impact of Recent Legislation.  In October 2008, President Bush signed into law the Emergency Economic Stabilization Act of 2008 (“EESA”).  The EESA authorizes the Treasury Department to purchase from financial institutions and their holding companies up to $700 billion in mortgage loans, mortgage-related securities and certain other financial instruments, including debt and equity securities issued by financial institutions and their holding companies in a troubled asset relief program (“TARP”).  On December 19, 2008, we announced that the Treasury Department had purchased from Security Federal preferred stock and a warrant to purchase common stock for an aggregate purchase price of $18 million.  As a participant in the Treasury Department’s Capital Purchase Program, we became subject to applicable executive compensation requirements under the Capital Purchase Plan, the EESA and Treasury Department regulations.  In particular, during the period in which the Treasury Department holds an equity or debt position acquired under the Capital Purchase Program (other than a warrant to purchase common stock), the EESA (1) prohibits incentives for senior executive officers that encourage unnecessary and excessive risks that threaten the value of the financial institution, (2) requires recovery of any bonus of incentive compensation paid to a senior executive officer based on earnings, gains or other criteria that are materially inaccurate (known as “clawback”) and (3) prohibits financial institutions from making any golden parachute payments to a senior executive officer.  Under the initial regulations passed pursuant to the EESA, this meant that we could not pay to any senior executive officer compensation in connection with termination of employment that equals or exceeds three times the officer’s base amount (generally, the average of the officer’s five preceding years’ compensation).  For Security Federal, the senior executive officers are the Chief Executive Officer, the Chief Financial Officer and the three most highly compensated executive officers other than the Chief Executive Officer and the Chief Financial Officer.

            On February 17, 2009, President Obama signed into law the American Recovery and Reinvestment Act of 2009 (the “ARRA”).  The ARRA amends, among other things, the TARP legislation by directing the Treasury Department to issue regulations implementing strict limitations on compensation paid or accrued by financial institutions, such as Security Federal, participating in the TARP.  These limitations include more stringent rules with respect to incentive compensation and golden parachute payments.  With respect to incentive compensation, we would be prohibited from (1) paying any bonus or incentive compensation (other than certain awards of long-term restricted stock) to the most highly compensated employee and (2) offering any incentive compensation plan that encourages manipulation of reported earnings.  We would also be required to recover any bonus of incentive compensation paid to a senior executive officer and any of the next 20 most highly compensation employees based on earnings, gains or other criteria that are materially inaccurate.  In addition, the ARRA mandates that the Secretary of the Treasury review bonuses paid before February 17, 2009 to the senior executive officers and the next 20 mostly highly compensated employees to determine whether any such payments were inconsistent with the purposes of the ARRA or the TARP.  With respect to golden parachute payments, we would be prohibited from making payments in any amount to our senior executive officers and the next five most highly compensated employees for departure from Security Federal, other than compensation earned for services rendered or accrued benefits.  The ARRA directs the Treasury Department to issue regulations implementing these executive compensation restrictions.  Many questions remain regarding the scope of the limitations and the requirements of the ARRA because none of the regulations mandated by the law have been issued to date.  We will continue to monitor the impact the EESA and the ARRA may have on our compensation arrangements.

            In connection with our receipt of funds under the TARP Capital Purchase Program, each of our senior executive officers signed a waiver voluntarily waiving any claim against the Treasury Department or Security Federal for any changes to his or her compensation or benefits that are required to comply with the October 20, 2008 regulations issued by the Treasury under the TARP Capital Purchase Program and acknowledging that the regulations may require modification of the compensation, bonus, incentive and other benefit plans, arrangements and policies and agreements (including “golden parachute” agreements).

Outstanding Equity Awards

The following information with respect to outstanding option awards as of March 31, 2009 is presented for the named executive officers.  The named executive officers have no unvested stock awards or equity incentive plan awards outstanding; therefore, these columns have been omitted from the table below.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Timothy W. Simmons	--	--	--	--	--

J. Chris Verenes	03/08/04	7,000	--	21.43	03/08/14
	01/01/05	2,000	--	20.55	01/01/15
	01/01/08	--	2,000 (1)	23.49	01/01/18

Roy G. Lindburg	10/19/99	1,200	--	16.67	09/30/09
	01/01/05	2,000	--	20.55	01/01/15
	01/01/08	--	2,000 (1)	23.49	01/01/18

Frank M. Thomas	10/19/99	1,200	--	16.67	09/30/09
	01/01/05	2,000	--	20.55	01/01/15
	01/01/08	--	2,000 (1)	23.49	01/01/18
________
(1)	These options vest over five years in 20% increments beginning on January 1, 2013.

PROPOSAL 2 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

On February 17, 2009, President Obama signed the American Recovery and Reinvestment Act of 2009 (“ARRA”) into law.  For financial institutions that have received or will receive financial assistance under the troubled asset relief program (“TARP”) or related programs, such as Security Federal, the ARRA significantly rewrites the original executive compensation and corporate governance provisions of Section 111 of the Emergency Economic Stabilization Act of 2008.  Notably, the ARRA requires that TARP recipients permit shareholders to vote to approve executive compensation.  This proposal, commonly known as a “say on pay” proposal, gives shareholders the opportunity to endorse or not endorse the compensation of our named executive officers.  The proposal will be presented at the annual meeting in the form of the following resolution:

RESOLVED, that the shareholders approve the compensation of Security Federal Corporation’s named executive officers, as disclosed in the Summary Compensation Table and related disclosure in the section of the Proxy Statement for the 2009 annual meeting of stockholders entitled “Executive Compensation.”

As provided under the ARRA, this vote will not be binding on our Board of Directors and may not be construed as overruling a decision by the Board.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

            Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of Security Federal and Security Federal Bank, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers, and to align to the greatest extent possible the interests of management and shareholders.  Our Board of Directors believes that our compensation policies and procedures achieve these objectives.  The Board of Directors unanimously recommends that you vote “FOR” approval of the compensation of our named executive officers.

AUDIT COMMITTEE MATTERS

            Audit Committee Charter.  The Audit Committee operates pursuant to a written charter approved by our Board of Directors.  The charter sets out the responsibilities, authority and specific duties of the Audit Committee.  The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent auditor, the internal audit department and management of Security Federal.  The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process.

Report of the Audit Committee.  The Audit Committee reports as follows with respect to Security Federal’s audited financial statements for the year ended March 31, 2009:

●	The Audit Committee has reviewed and discussed Security Federal's 2009 audited financial statements with management;

●
The Audit Committee has discussed with the independent auditor, Elliott Davis, LLC, the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

●	The Audit Committee has received written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversigh Board regarding the independent auditor's communications with the Audit Committee concerning independence, and has discussed with the independent auditor the auditor's independence; and

●	The Audit Committee has, based on its reviews and discussions with management of the 2009 audited financial statements and discussions with the independent auditor, recommended to the Board of Directors that Security Federal's audited financial statements for the year ended March 31, 2009 be included in its Annual Report on Form 10-K.

The foregoing report is provided by the following directors, who constitute the Audit Committee:

Audit Committee:	Thomas L. Moore, Chairman
William Clyburn
William Clyburn

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who beneficially own more than 10% of any registered class of Security Federal’s equity securities to file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  Based solely on a review of the reports and written representations provided to us by these persons, we believe that all filing requirements applicable to our reporting officers, directors and greater than 10% beneficial owners were properly and timely complied with during the fiscal year ended March 31, 2009, except for four transactions for Mr. J. Chris Verenes.  Mr. Verenes reported four late transactions on a Form 5 for the year ended March 31, 2009, which should have been reported on a Form 5 for the year ended March 31, 2008.

SHAREHOLDER PROPOSALS AND NOMINATIONS

                In order to be eligible for inclusion in our proxy solicitation materials for the next year’s annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at our main office at 238 Richland Avenue, NW, Aiken, South Carolina, no later than February __, 2010.  Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Securities Exchange Act of 1934.

Our Articles of Incorporation provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting of shareholders, the shareholder must deliver written notice of the nominations and/or proposals to the Secretary not less than 30 nor more than 90 days prior to the date of the meeting; provided that if less than 45 days’ notice or prior public disclosure of the meeting is given or made to shareholders, the notice must be delivered not later than the close of the 15th day following the day on which notice of the meeting was mailed to shareholders or public disclosure was made.  As specified in the Articles of Incorporation, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice.  The notice with respect to business proposals to be brought before the annual meeting must state the shareholder’s name, address and number of shares of common stock held, and briefly discuss the business to be brought before the meeting, the reasons for conducting such business at the meeting and any interest of the shareholder in the proposal.

AUDITOR

                Elliott Davis, LLC served as our independent auditor for the fiscal year ended March 31, 2009.  The Audit Committee of the Board of Directors has appointed Elliott Davis, LLC as independent auditor for the fiscal year ending March 31, 2010.

The following table sets forth the aggregate fees billed or expected to be billed to Security Federal by Elliott Davis, LLC for professional services rendered for the fiscal years ended March 31, 2009 and 2008.

	Year Ended March 31,
	2009	2008

Audit Fees	$82,168	$74,750
Audit-Related Fees	--	--
Tax Fees	18,825	14,005
All Other Fees (1)	8,000	15,500
__________
(1)	Consists of fees associated with cost segregation studies and the annual audit of our employee stock ownership plan.

            The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent auditor in connection with its annual review of its charter.  Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee.  If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting.  In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditor and whether the service could compromise the independence of the independent auditor.

Representatives of Elliot Davis, LLC are expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should they desire to do so.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the meeting other than those matters described in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

We will bear the cost of solicitation of proxies.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Security Federal common stock.  In addition to solicitation by mail, directors, officers and employees of Security Federal and the Bank may solicit proxies personally or by telephone, without additional compensation.

Security Federal’s Annual Report to Shareholders, including consolidated financial statements, accompanies this Proxy Statement.  Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to Security Federal.  The Annual Report is not to be treated as part of the proxy solicitation materials, or as having been incorporated herein by reference.

A copy of the Annual Report on Form 10-K as filed with the SEC will be furnished without charge to shareholders as of the close of business on the voting record date upon written request to Robert E. Alexander, Secretary, Security Federal Corporation, P.O. Box 810, Aiken, South Carolina 29802.

BY ORDER OF THE BOARD OF DIRECTORS

Robert E. Alexander
Secretary

Aiken, South Carolina
June __, 2009

REVOCABLE PROXY
SECURITY FEDERAL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS
JULY 16, 2009

The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Security Federal Corporation (“Security Federal”) with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at Newberry Hall, located at 117 Newberry Street, SW, Aiken, South Carolina, on July 16, 2009, at 2:00 p.m., Eastern time, and at any and all adjournments or postponements thereof, as follows:

VOTE
		FOR	WITHHELD

1.	The election as directors of the nominees listed
below for a three year term (except as marked to the
	contrary below).	[ ]	[ ]

Timothy W. Simmons
T. Clifton Weeks
Roy G. Lindburg

INSTRUCTION: To withhold your vote for any
individual nominee, write that nominee’s name
on the line below.

		FOR	AGAINST	ABSTAIN

2.	Advisory approval of the compensation of Security
	Federal Corporation’s named executive officers.	[ ]	[ ]	[ ]

3.	In their discretion, upon such other matters as may
properly come before the meeting.

The Board of Directors recommends a vote “FOR” the proposals above.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for the propositions stated. If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the meeting or at any adjournment or postponement thereof and after notification to the Secretary of Security Federal at the meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from Security Federal prior to the execution of this proxy of Notice of Annual Meeting of Shareholders, a Proxy Statement for the annual meeting of shareholders and an Annual Report to Shareholders.

Dated:  _________________, 2009.

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on the mailing label.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, only one signature is required, but each holder should sign, if possible.

Please complete, date, sign and mail this proxy promtly in the enclosed postage-prepaid envelope.